Exhibit 99.2

First Quarter 2022 Supplemental Presentation April 27, 2022

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future ﬁnancial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ signiﬁcantly from what we expect. More information about factors that could affect Morningstar’s business and ﬁnancial results are in our ﬁlings with the SEC, including our most recent 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this presentation references non-GAAP ﬁnancial measures including, but not limited to, organic revenue, adjusted operating income, and free cash ﬂow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP ﬁnancial measures to the most directly comparable GAAP ﬁnancial measures is provided in the appendix to this presentation and in our ﬁlings with the SEC, including our most recent 8-K, 10-K and 10-Q. 2 2

Q1 2022 Financial Performance ($mil) $56.4 $67.2 22 21 $82.5 ҄16.3% –16.1% –10.6% 22 21 $457.0 $392.8 22 21 $92.3 ($4.5) NM 22 21 $41.5 Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense and all mergers and acquisitions (M&A)-related expenses from operating income. Free cash ﬂow is a non-GAAP measure and is deﬁned as cash provided by or used for operating activities less capital expenditures. Operating Income Free Cash Flow** Revenue Adjusted Operating Income* * ** 3 3

Q1 2022 Revenue Walk *Organic revenue excludes revenue from acquisitions for a period of 12 months upon completion of the acquisition, accounting changes, and the effect of foreign currency translations. 16.3% Reported Revenue Growth Impact of M&A, Accounting Changes, and Currency 18.1% 1.8% Contributors of Organic Revenue Growth License-Based 18.8% Asset-Based 14.9% Transaction-Based 18.3% Organic Revenue Growth* 4 4

Quarterly Revenue Growth Trend ($mil) Bars represent reported revenue. Percentages represent YOY organic revenue growth, which is a non-GAAP measure. Tran saction-Based Reven ue Asset-Based Revenue License-Based Revenue Consolidated Organic Revenue Growth 5 5

Q1 2022 Revenue Drivers:
License-Based Revenue Growth ($mil)



+17.2% Reported
+18.8% Organic
21
22
$266.1
$311.9

License-Based Revenue Drivers:

- PitchBook (+49.4%), Morningstar Sustainalytics (+47.7%), Morningstar Direct (+10.2%), and Morningstar Data (+9.7%) were the primary contributors to license-based organic revenue growth in Q1 2022.
- PitchBook continued its strong growth trajectory with focus on execution within core data operations and go-to-market activities from marketing and sales. Morningstar Sustainalytics had strong demand for EU Action Plan solutions and ESG data for client reporting needs, and saw continued growth in second party opinions.

Bars represent reported revenue. Organic revenue is a non-GAAP measure.

6

License-Based Quarterly Trends PitchBook ($mil) PitchBook Revenue YOY Organic Revenue Growth YOY License Growth Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth Morningstar Direct ($mil) 7 7

License-Based Quarterly Trends Advisor Workstation ($mil) Advisor Workstation Revenue YOY Organic Revenue Growth Morningstar Data ($mil) Morningstar Data Revenue YOY Organic Revenue Growth 8 8

License-Based Quarterly Trends Morningstar Sustainalytics ($mil) 9 9

Q1 2022 Revenue Drivers:
Asset-Based Revenue Growth ($mil)



+ 11.6% Reported
+ 14.9% Organic
21
22
$61.4
$68.5

Asset-Based Revenue Drivers:

- Morningstar Indexes (+54.1%) was the largest contributor to organic revenue in Q1 2022 along with positive performance in both Investment Management (+13.1%) and Workplace Solutions (+5.6%).
- Average assets under management and advisement increased 12.7% in the quarter within Investment Management and Workplace while asset value linked to Morningstar Indexes increased 55.8%.

Bars represent reported revenue. Organic revenue growth is a non-GAAP measure.

10

MORNINGSTAR®

Asset-Based Quarterly Trends: Investment Management ($bil) Investment Management AUM/A: Investment Management assets increased 6.9% year over year in aggregate, primarily driven by Morningstar Managed Portfolios.  Managed Portfolios in the U.S. was the largest revenue driver in the quarter. The decline from Q4 2019 to Q1 2020 in Managed Portfolios—Non-Wholesale is related to the previously disclosed change in fee arrangement and subsequent client loss. Institutional Asset Management Asset Allocation *Managed Portfolios – Wholesale: Through our distribution sales team, we offer investment strategies and services directly to ﬁnancial advisors in bank, broker/dealer who have a corporate RIA, insurance and RIA channels that offer our investment strategies and services to their clients (the end investor). This remains our strategic focus. **Managed Portfolios – Non-Wholesale: We sell services directly to ﬁnancial institutions such as broker dealers, discount brokers, and wirehouses. Our distribution sales team is not involved with the advisers of these ﬁrms. Institutional Asset Management Asset Allocation Managed Portfolios - Non-Wholesale** Managed Portfolios - Wholesale* 11 11

Asset-Based Quarterly Trends: Workplace Solutions ($bil) Workplace Solutions Q1 2022 AUM/A: Workplace Solutions assets grew 9.2% year over year, driven Managed Accounts AUM/A growth (+14.7%). Within Managed Accounts, Morningstar Retirement Manager was the primary driver of revenue growth in Q1 2022. Managed Accounts includes Retirement Manager and Advisor Managed Accounts. *Managed Accounts includes Retirement Manager and Advisor Managed Accounts. **Fiduciary Services helps retirement plan sponsors build appropriate investment lineups for their participants. ***Custom Models/CIT offer customized investment lineups for clients based on plan participant demographics or other speciﬁc factors. Custom Models/CIT Fiduciary Services Managed Accounts 12 12

Q1 2022 Revenue Drivers: Transaction-Based Revenue Growth ($mil) Bars represent reported revenue. Organic revenue growth is a non-GAAP measure. Transaction-Based Revenue Drivers: DBRS Morningstar organic revenue growth of 17.6% beneﬁted from robust issuance activity in U.S. structured ﬁnance asset classes offset by softer conditions across Europe and Canada. Morningstar.com also had higher year-over-year ad revenue. + 17.3% Reported + 18.3% Organic 22 21 $65.3 $76.6 13 13

Quarterly Transaction-Based Trends: DBRS Morningstar Revenue Growth by Geography ($mil) EMEA Canada DBRS Morningstar Q1 2022 Revenue Drivers: Revenue grew 46.0% year over year in the U.S., driven by higher issuance in CMBS, RMBS and corporate credit. EMEA declined (-15.6%) in aggregate and across most asset classes as market volatility impacted by the geopolitical environment created credit issuance delays within the region.  Canada declined (-9.3%) primarily due to lower corporate and ﬁnancial institution volume. USA Bars represent reported revenue. Percentages represent organic revenue growth. 14 14

Quarterly Transaction-Based Trends: DBRS Morningstar Revenue by Asset Class ($mil) DBRS Morningstar Q1 2022 Revenue Drivers: Category mix in Q1 2022 was 67% Structured Finance vs 33% Fundamental Ratings. Growth in structured credit in the U.S. was the primary driver of revenue growth in the quarter, led by higher CMBS and ABS issuance. Recurring revenue represented 36.0% of total DBRS Morningstar revenue. *Fundamental Ratings (Corporate, Financial Institutions, Sovereign) & Other **Structured Finance (Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities) Fundamental Rati ngs Structured Finance Ratings 15 15

Q1 2022 Operating Margins



Operating Margin
Adjusted Operating Margin
+17.1%
+12.3%
+23.6%
+18.1%
21
22
21
22

Operating Margin Drivers:

Expense growth adjusted for M&A-related expenses outpaced revenue growth in the quarter.

Key drivers of expense growth:

- Compensation costs increased due headcount growth across key areas of the Company including Morningstar Sustainalytics, PitchBook, DBRS Morningstar, and the Wealth Management product areas, in addition to more substantial annual merit increases to employees. 401(k) plan contributions, health care costs, vacation accruals and sabbatical expenses also contributed.
- Professional fees increased due to higher legal fees, the use of third-parties for software and product development, and M&A expenses.
- Commission costs increased due to strong sales performance and higher amortization of capitalized commissions related to prior-year performance.
- Stock-based compensation increased due to higher scheduled incentives and over-achievement of targets under the PitchBook management bonus plan.

Adjusted operating margin is a non-GAAP financial measure.

16

MORNINGSTAR®

Quarterly Operating Margin Trends Adjusted operating margin is a non-GAAP ﬁnancial measure. Operating Margin Adjusted Operating Margin 17 17

Q1 2022 Cash Flow and Capital Allocation ($mil) 2 ($mil) CapEx 28.0 Dividends 15.5 Equity Method Investments 1.0 M&A 6.8 Share Repurchases 110.6 Q1 22 Q1 22 $23.5 –$4.5 Operating Cash Flow Free Cash Flow* Capital Allocation** * Free cash ﬂow is a non-GAAP measure and is deﬁned as cash provided by or used for operating activities less capital expenditures. ** Total capital deployed in Q1 2022 is higher than operating cash ﬂow due to use of excess cash on hand and the increase in debt. The Company’s outstanding debt balance increased $145 million in Q1 2022 compared to the end of Q4 2021. 18 18

Reconciliation from Reported to Organic Revenue Growth 19 19

Reconciliation from Reported to Organic Revenue Growth 20 20

Reconciliation from Reported to Organic Revenue Growth 21 21

Reconciliation from Operating to Adjusted Operating Margin 22 22